AMENDMENT NO. 3 TO EMPLOYMENT AGREEMENT

     AMENDMENT NO. 3, effective May 17, 1998, to Employment Agreement (the "Employment Agreement") made as of March 1, 1984, and amended effective May 17, 1988, and May 17, 1993, between Polymer Research Corp. of America (the "Company") and Carl Horowitz, (the "Employee").

     WHEREAS, the Company and the Employee desire to further amend the Employment Agreement;

     NOW, THEREFORE, the Company and the Employee hereby agree that the Employment Agreement is amended as follows:

     1. Section 1 thereof is hereby amended to provide that the Company agrees to employ Employee and Employee agrees to be so employed, as President and Chief Executive officer of the Company for a term of five years commencing on May 17, 1998 and terminating on May 16, 2003.

     2. Paragraph 4 of the Agreement, as amended, is deleted in its entirety and replaced with the following:

          "The Company shall pay Employee an annual salary as follows:

          (a) from May 17, 1998 to December 31, 1998, $170,000;

          (b) from January 1, 1999 to December 31, 2000, $180,000;

          (c) from January 1, 2000 to December 31, 2000, $190,000;

          (d) from January 1, 2001 to December 31, 2001, $200,000;

          (e) from January 1, 2002 to December 31, 2002, $210,000;

          (f) from January 1, 2003 to May 16, 2003, $240,000.

Said salary shall be paid in equal weekly installments subject to appropriate withholding deductions.

     3. Except as herein amended, all other terms of the March 1, 1984 Employment Agreement, as amended effective May 17, 1988, shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Amendment No. 3 as of October 23, 1998, effective May 17, 1998.

                                               POLYMER RESEARCH CORP. OF AMERICA



                                               BY:  /s/ Irene Horowitz
                                                  ------------------------------
                                                       Irene Horowitz,
                                                       Senior Vice-President


                                                    /s/ Carl Horowitz
                                                  ------------------------------
                                                       Carl Horowitz, Employee